Income Taxes (Deferred Tax Assets (Liabilities) Classification) (Details) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Prepaid expenses and other	$ 0.0	$ 205.2
Other assets	172.8	678.8
Total deferred tax assets	172.8	884.0
Deferred tax liabilities:
Income taxes	0.0	(0.3)
Long-term income taxes	(22.2)	(32.7)
Total deferred tax liabilities	(22.2)	(33.0)
Net deferred tax assets	$ 150.6	$ 851.0